EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purpose of Section 906 of the Sarbanes-Oxley Act of 2002, and solely to the extent this certification is applicable to Amendment No. 1 to the Annual Report of Stewart & Stevenson Services, Inc. (the “Company”) on Form 10-K/A (the “Report”), the undersigned hereby certify that this Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Max L. Lukens
	Name	Max L. Lukens
May 27, 2004	Title:	President and Chief Executive Officer

/s/ John B. Simmons
	Name:	John B. Simmons
May 27, 2004	Title:	Vice President and Chief Financial Officer